Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT
FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of January 22, 2015, among Westmoreland Coal Company, a Delaware corporation (the “Borrower”), the Subsidiary Guarantors party hereto, the lenders party hereto as a Lender and Bank of Montreal, as Administrative Agent.  Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Credit Agreement referred to below.
W I T N E S S E T H :
WHEREAS, the Borrower, the Lenders and Bank of Montreal, as Administrative Agent, are parties to that certain Credit Agreement, dated as of December 16, 2014 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”);
WHEREAS, pursuant to Section 2.14 of the Credit Agreement, the Borrower intends to establish the Buckingham Acquisition Incremental Term Loan Commitments (as defined in the Credit Agreement as amended hereby) pursuant to an “Incremental Amendment” as defined in and for purposes of the Credit Agreement;
WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;
NOW, THEREFORE, it is agreed:
I.    Amendments and Modifications to Credit Agreement.
1.Section 1.01 of the Credit Agreement is hereby amended by inserting in the appropriate alphabetical order the following new definitions:
“Buckingham Acquisition” shall mean the purchase by the Borrower, through its wholly-owned Subsidiary WCC Land Holding Company, Inc., of all of the issued and outstanding equity of Buckingham Coal Company, LLC, an Ohio limited liability company, pursuant to the Buckingham Acquisition Agreement, and all other transactions entered into in connection therewith.
“Buckingham Acquisition Agreement” shall mean that certain Acquisition Agreement dated January 1, 2015 by and among WCC Land Holding Company, Inc., Clay P. Graham and Bryan H. Graham.
“Buckingham Acquisition Incremental Term Lender” shall mean each Lender that has a Buckingham Acquisition Incremental Term Loan Commitment or that holds a Buckingham Acquisition Incremental Term Loan.

“Buckingham Acquisition Incremental Term Loan Commitment” shall mean, with respect to each Buckingham Acquisition Incremental Term Lender, the commitment of such Lender to make Buckingham Acquisition Incremental Term Loans.

“Buckingham Acquisition Incremental Term Loans” shall mean term loans made by the Lenders to the Borrower in connection with providing permanent financing for the Buckingham Acquisition. “Incremental Term Loans” shall include the Buckingham Acquisition Incremental Term Loans.

“First Amendment” shall mean the First Amendment to Credit Agreement dated as of January 22, 2015, among the Borrower, the Subsidiary Guarantors party thereto, the Lenders party thereto and the Administrative Agent.

“First Amendment Effective Date” shall have the meaning provided in the First Amendment.

2.Section 1.01 of the Credit Agreement is hereby amended by modifying the definition of (i) “Specified Incremental Term Loans” to add “; provided that the Buckingham Acquisition Incremental Term Loans shall not constitute Specified Incremental Term Loans” at the end of such definition and (ii) “Term Loans” to add “and shall include the Buckingham Acquisition Incremental Term Loans” at the end of such definition.
3.    Clause (f) of Section 5.02 of the Credit Agreement is hereby amended to add the following sentence at the end thereof: “For purposes of Section 5.02, Buckingham Acquisition Incremental Term Loans shall be considered Term Loans incurred on the Effective Date”.
II.    Miscellaneous Provisions.
1.    In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that:

(a)    no Default or Event of Default exists as of the First Amendment Effective Date (as defined in Section II.5 below), both before and immediately after giving effect to this Amendment;
(b)    all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the First Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date);
(c)    each Credit Party has the power and authority to execute, deliver and perform its obligations under this Amendment and under each of the Credit Documents as amended or supplemented hereby to which it is a party, and has taken all necessary action to authorize its execution, delivery and performance of this Amendment and each Credit Document as amended or supplemented hereby to which it is a party. Each Credit Party has duly executed and delivered this Amendment, and this Amendment and each Credit Document, as amended or supplemented hereby, constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ right and by equitable principles (regardless of whether enforcement is sought by proceeding in equity or at law);
(d)    no order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for those that have otherwise been obtained or made on or prior to the First Amendment Effective Date and which remain in full force and effect on the First Amendment Effective Date), or exemption or other action by, any Governmental Authority is required to be obtained or made by, or on behalf of, any Credit Party to authorize, or is required to be obtained or made by, or on behalf of, any Credit Party in connection with, the execution, delivery and performance of this Amendment or any Credit Document, as amended or supplemented hereby, or the legality, validity, binding effect or enforceability of this Amendment or any such Document as amended or supplemented hereby; and
(e)    the execution, delivery and performance of this Amendment and of the other Credit Documents, as amended or supplemented hereby, will not (i) contravene any provision of any law, statute,

rule or regulation or any order, writ, injunction or decree of any court or Governmental Authority, (ii) require any consent under, or violate or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, any Lien (other than Permitted Liens) upon any of the property or assets of any Credit Party or any of its Subsidiaries pursuant to the terms of the Credit Agreement or any indenture, mortgage, deed of trust, other credit agreement or loan agreement, or any other material agreement, contract or instrument, in each case to which any Credit Party or any of its Subsidiaries is a party or by which it or any its property or assets is bound, (iii) result in the creation or imposition of (or the obligation to create or impose) any Lien pursuant to the terms of the documents described in clause (ii) immediately above or (iv) violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, of any Credit Party or any of its Subsidiaries, except in each case referred to in clauses (i), (ii) and (iii) to the extent that any such violation or breach would not reasonably be expected to have a Material Adverse Effect.
2.    This Amendment is limited precisely as written and shall not be deemed to (i) be a waiver of or a consent to the modification of or deviation from any other term or condition of the Credit Agreement, any other Credit Documents or any of the other instruments or agreements referred to therein or (ii) prejudice any right or rights which any of the Lenders or the Administrative Agent now have or may have in the future under or in connection with the Credit Agreement, any other Credit Documents or any of the other instruments or agreements referred to therein.
3.    This Amendment may be executed in any number of counterparts (including by way of facsimile or other electronic transmission) and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.
4.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
5.    The amendments set forth in this Amendment shall become effective on the date (the “First Amendment Effective Date”) when each of the following conditions shall have been satisfied or waived by the applicable party:
(a)    no Default or Event of Default exists as of the First Amendment Effective Date, both before and immediately after giving effect to this Amendment;
(b)    all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the First Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date);
(c)    the Administrative Agent shall have received from the Borrower, each other Credit Party, the Required Lenders and the Administrative Agent an executed counterpart hereof or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof; and
(d)    the Borrower shall have paid to the Administrative Agent (or its applicable affiliate) all fees, costs and expenses (including, without limitation, reasonable legal fees and expenses) payable to the Administrative Agent (or its applicable affiliate) to the extent then due.

6.    This Amendment shall constitute a “Credit Document” for purposes of the Credit Agreement and the other Credit Documents.
7.    From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified by each of the amendments effected on such respective dates, as the context may require.
* * *

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.
WESTMORELAND COAL COMPANY

By:_/s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Title: Senior Vice President, Chief Administrative Officer & Secretary

WESTMORELAND—NORTH CAROLINA POWER, L.L.C.

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WEI—ROANOKE VALLEY, INC.

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND—ROANOKE VALLEY, L.P.

By:	WEI—Roanoke Valley, Inc., as General Partner of Westmoreland—Roanoke Valley, L.P.

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

By:	Westmoreland Energy LLC, as Limited Partner of Westmoreland—Roanoke Valley, L.P.

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND ENERGY LLC

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

[Signature Page to First Amendment to Westmoreland Credit Agreement]

WESTMORELAND RESOURCES, INC.

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WRI PARTNERS, INC.

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND KEMMERER, INC.

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND COAL SALES COMPANY, INC.

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WCC LAND HOLDING COMPANY, INC.

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND MINING LLC

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

DAKOTA WESTMORELAND CORPORATION

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

[Signature Page to First Amendment to Westmoreland Credit Agreement]

TEXAS WESTMORELAND COAL CO.

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND ENERGY COMPANY

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND SAVAGE CORPORATION

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND PARTNERS

By:	Westmoreland—North Carolina, Power, L.L.C.

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

By:	WEI-Roanoke Valley, Inc. the General Partner of Westmoreland—Roanoke Valley, L.P.

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

[Signature Page to First Amendment to Westmoreland Credit Agreement]

BANK OF MONTREAL, as Administrative Agent, Collateral Agent, and a Lender

By: /s/ Thomas D. Dale
Name: Thomas D. Dale
Title: Managing Director

[Signature Page to First Amendment to Westmoreland Credit Agreement]

[Lender signature pages omitted.]